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                                  BILL OF SALE

         For valuable consideration, the receipt and sufficiency of which is acknowledged, BOSTON FINANCIAL & EQUITY CORPORATION (hereinafter called "SELLER"), hereby sells, transfers, and conveys all of its rights and interests in and to the Equipment covered by the Master Lease Agreement between Seller and Tanisys Technology, Inc., No. 1299 dated as of March 4, 1999, as described on Schedule No. 1 executed March 25, 1999, and Schedule No. 2 executed August 12, 1999, copies of which schedules are attached hereto as EXHIBIT A and incorporated herein (the "Equipment") to Tanisys Operations, LP ("Buyer").

         This Bill of Sale is executed pursuant to the terms of that certain Contract for Sale of Equipment executed by and between Buyer and Seller of even date herewith and is subject to all of the terms and provisions of that Contract.

         THE EQUIPMENT IS CONVEYED BY SELLER TO BUYER IN AN "AS IS," "WHERE IS" CONDITION AND IS ACCEPTED BY BUYER AT ITS EXISTING LOCATIONS, WHEREVER THAT MAY BE. BUYER ACKNOWLEDGES THAT IT IS FAMILIAR WITH THE EQUIPMENT AND IS RELYING UPON THAT FAMILIARITY AND IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER MADE BY SELLER. BUYER UNDERSTANDS THAT SELLER DOES NOT WARRANT THE EQUIPMENT IN ANY RESPECT, EITHER EXPRESSLY OR IMPLIEDLY, AND BUYER HEREBY WAIVES ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE EQUIPMENT WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS OR ADEQUACY FOR A PARTICULAR PURPOSE OR USE, OR OF QUALITY, QUANTITY, PRODUCTIVENESS OR CAPACITY.

                                           DATE:       12-9-99
                                                 ----------------------------
BUYER:                                     SELLER:

TANISYS OPERATIONS, LP, a                  BOSTON FINANCIAL & EQUITY CORPORATION
Texas limited partnership

                                           By:  /s/ Adolf F. Monosson
                                                ------------------------------
By: TANISYS ACQUISITION GP, INC., a
    Texas corporation, as general partner  Name:    Adolf F. Monosson
                                                ------------------------------

                                            Title:   President
                                                  ----------------------------
    By: Robert Cooper
        -------------------------

    Name: Robert Cooper
          -----------------------

    Title: President
           ----------------------

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